Exhibit 99.1 Tejon Ranch Company Investor Engagement Day NOVEMBER 14, 2025

Disclaimer Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the federal securities laws. Generally speaking, any statement not based upon historical fact is a forward-looking statement. In particular, statements regarding the Company’s business plans, strategies, prospects, objectives, milestones, future operating results, financial condition, expectations regarding capital allocation, cost savings, share repurchases, entitlement and development timelines, partnerships, regulatory reforms, and other future events or circumstances are forward-looking statements. These statements reflect the Company’s current expectations and beliefs about future developments and their potential effects on the Company. Forward-looking statements are not guarantees of performance and speak only as of the date of this letter. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “will,” “should,” “would,” “likely,” “improve,” “commit,” and similar expressions, as well as discussions of strategy, objectives, and intentions, are intended to identify forward-looking statements. These statements are based on current assumptions and involve known and unknown risks, uncertainties, and other factors—many of which are beyond the Company’s control—that could cause actual results to differ materially from those expressed or implied. Such factors include, but are not limited to, market, economic, geopolitical and weather conditions; the availability and cost of financing for land development and other activities; competition; commodity prices and agricultural yields; success in obtaining and maintaining governmental entitlements and permits; the timing and outcome of regulatory or litigation processes; demand for commercial, industrial, residential, and retail real estate; and other risks inherent in real estate and agricultural operations. No assurance can be given that actual results will not differ materially from those expressed or implied by these forward-looking statements. Except as required by law, the Company undertakes no obligation to update or revise any forward- looking statement as a result of new information, future events, or otherwise. Investors are cautioned not to place undue reliance on these forward-looking statements. For a discussion of risks and uncertainties that could cause actual results to differ, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent filings with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Adjusted EBITDA: We use Adjusted EBITDA to assess the performance of our core operations, for financial and operational decision making, and as a supplemental or additional means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as EBITDA (earnings before interest, taxes, depreciation, and amortization), excluding stock compensation expense. We believe Adjusted EBITDA provides investors relevant and useful information because it permits investors to view income from our operations on an unleveraged basis, before the effects of taxes, depreciation and amortization, and stock compensation expense. By excluding interest expense and income, EBITDA and Adjusted EBITDA allow investors to measure our performance independent of our capital structure and indebtedness and, therefore, allow for a more meaningful comparison of our performance to that of other companies, both in the real estate industry and in other industries. We believe that excluding charges related to share-based compensation facilitates a comparison of our operations across periods and among other companies without the variances caused by different valuation methodologies, the volatility of the expense (which depends on market forces outside our control), and the assumptions and the variety of award types that a company can use. Quantitative reconciliation of historical measures of Adjusted EBITDA to net income, which is the most directly comparable GAAP measure, is provided on a previous slide. TRCC Net Asset Value (NAV) Per Share: The inputs used in calculating NAV are derived from publicly available disclosures and third-party market data. Tejon Ranch Co.’s share of depreciation and interest expense for unconsolidated joint ventures, as disclosed in the Company’s SEC filings, was used to estimate Net Operating Income (“NOI”) attributable to its 50/50 joint ventures, excluding the TA/Petro investments. Cap rates applied to the NOI are based on average market rates for industrial and retail assets published in the most recent PwC Real Estate Investor Survey. Land value assumptions, including the $1,500 per acre estimate, reflect legacy benchmarks historically applied to quality grazing land. Due to the aggregation of NOI for outlet and industrial assets in the disclosures, a uniform cap rate was applied across both asset types for valuation purposes. We believe TTRCC NAV Per Share is useful to shareholders because it illustrates the current value of our strategic assets, and management uses this measure to evaluate contribution of TRCC relative to overall company NAV. Other companies may calculate NAV and measures associated with it differently. We do not believe there is a directly comparable GAAP measure to TRCC NAV Per Share. Net Debt / Adjusted EBITDA: We use Net Debt / Adjusted EBITDA as a non-GAAP financial measure to evaluate our capital structure and ability to service our debt. Management believes this ratio provides useful insight into leverage trends and capital efficiency. Net debt includes TRC debt and the company’s pro rata share of debt held at unconsolidated joint ventures, offset by consolidated and pro rata cash. Adjusted EBITDA is used as a proxy for core operating performance. There is no directly comparable GAAP measure to Net Debt; a reconciliation is provided above. Reconciliation of Adjusted Farming EBITDA before Fixed Water Obligations The Company evaluates the performance of its farming operations using Adjusted Farming EBITDA before fixed water obligations, a non-GAAP financial measure. Management believes this measure provides a meaningful representation of the underlying profitability and cash flow potential of its agricultural operations by excluding both non-operating items and the fixed water obligation, which represents a non-controllable infrastructure cost incurred regardless of the level of farming activity in this segment. The fixed water obligations reflects the Company’s allocated share of infrastructure and financing costs associated with the transmission and delivery of water to the Company’s property. These obligations primarily consist of annual assessments levied to repay bonds issued by the State of California to finance the construction and on-going maintenance of the state water project system and local water districts water systems. The landowners who hold water rights, including the Company, are responsible for repaying these bonds through fixed annual payments. Unlike variable water costs which are included in farming expenses, management views the fixed water obligation as an infrastructure cost that supports long-term access to water resources, rather than an essential operating cost of farming. Accordingly, Adjusted Farming EBITDA before fixed water obligations allows management and investors to evaluate the operating performance of the Company’s farming segment independent of the fixed costs associated with water infrastructure. 2

INVESTOR ENGAGEMENT DAY

# *Today's Agenda*

| | | |
|---|---|---|
| 7:45 AM – 8:30 AM | Continental Breakfast | |
| 8:30 AM | Introduction & Safe Harbor | Nicholas Ortiz |
| 8:45 AM | Investment Thesis and Framework | Matthew Walker |
| 9:15 AM | Income: Operating Segments | Matthew Walker |
| 9:30 AM | Break | |
| 9:45 AM | Growth: Master Planned Communities | Hugh McMahon |
| 10:00 AM | Governance and Culture | Matthew Walker |
| 10:15 AM | Financial Discussion | Robert Velasquez |
| 10:45 AM | Tracking Progress & Key Takeaways | Matthew Walker |
| 10:45-11:30 AM | Q&A Session | All |

TEJON RANCH

Introduction & Safe Harbor

Strategic Review & Update

STRATEGIC R EVIEW + U PDATE What We Will Cover Today • Why Tejon Ranch matters: our location, our assets, and why TRC is a compelling investment opportunity • How we think about the business: frameworks on capital allocation and investment strategy • Income, Growth, Governance, and Culture: our four strategic pillars • Financial discussion • Milestones & key takeaways • Q&A 7

Investment Thesis

INVESTMENT THESIS

# *Owning the Gateway to California's Infrastructure Lifelines*

*Tejon Ranch sits at the gateway between the Central Valley and Los Angeles.*

*Everything connecting these two massive economies runs through our land*

- *Highways (Interstate 5, SR 138, SR 58)*
- *Rail (Union Pacific, High Speed Rail TBD)*
- *California Aqueduct*
- *Power transmission lines (PG&E, SCE)*
- *Fiber (AT&T, CVIN)*

*We're not just landowners—we're gatekeepers.*

*Tejon Ranch is strategically positioned at the center of the hourglass between Northern and Southern California, capturing revenue from California's many infrastructure lifelines.*


58
223
99
5
58
California Aqueduct
Highway/Interstate
Power Transmission
Regional Railroads
Utility Corridor -
Includes oil, gas and fiber optic
Kern Co.
Los Angeles Co.
138
5

TEJON RANCH

I N VESTMENT T H ESIS The Confluence of Four Ecosystems proximate to Los Angeles CENTRAL VALLEY SIERRA TEJON RANCH’S NEVADAS INCREDIBLY UNIQUE TOPOGRAPHY, GEOGRAPHY AND NATURAL RESOURCES TEJON CREATE INTRINSIC VALUE RANCH HIGH DESERT IN ITS FARMING, ENERGY, MINERALS, RESIDENTIAL AND MORE SANTA MONICA MOUNTAINS AT 432 SQUARE MILES, TEJON RANCH IS NEARLY AS LARGE AS THE CITY OF LOS ANGELES 10

I N VESTMENT T H ESIS TRC is an investment vehicle for California’s growth region California County Jobs and Population Percentage Growth - 2005 to 2015 Over the past decade (2015-2025), growth 25% San Francisco Low Population has slowed in Coastal Southern California Santa Clara High Jobs Kern San Mateo Kern and Bay Area compared to 2005-2015. 20% CENTRAL VALLEY San Bernardino 15% Tulare Conversely, California’s Central Valley Riverside San Luis Obispo Fresno jobs and population growth have Alameda 10% San Diego remained consistent since 2005. San Joaquin Los Angeles Sonoma Santa Barbara Santa Cruz Marin Stanislaus 5% Contra Costa Monterey Solano Orange Sacramento Central Valley, and Kern County* in Ventura Yolo 0% particular, benefit from affordability, available land, pro-growth local -5% governments and a diverse economy Low Population High Population Low Jobs Low Jobs -10% anchored by agriculture and energy. -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Population Growth Tejon Ranch sits where growth, Bay Area Central Valley Coastal Inland Empire affordability and mobility converge. * Tejon Ranch Company headquarters and 91% of the Ranch property is located in Kern County including 11 TRCC, Grapevine and Mountain Village Jobs Growth

I N VESTMENT T H ESIS TRC is an investment vehicle for California’s growth region California County Jobs and Population Percentage Growth - 2015 to 2025 Over the past decade (2015-2025), growth 20% Low Population High Population has slowed in Coastal Southern California High Jobs High Jobs Riverside San Bernardino and Bay Area compared to 2005-2015. San Joaquin 15% CENTRAL VALLEY Conversely, California’s Central Valley Madera Yolo 10% jobs and population growth have K Kee rn rn Fresno Kings Sacramento remained consistent since 2005. Santa Barbara 5% Los Angeles Merced Stanislaus Santa Clara Tulare Monterey San Francisco Central Valley, and Kern County* in San Diego San Mateo 0% Orange Santa Cruz Solano Alameda Sonoma particular, benefit from affordability, Ventura Contra Costa Imperial San Luis Obispo available land, pro-growth local -5% Napa Marin governments and a diverse economy Low Population High Population Low Jobs Low Jobs -10% anchored by agriculture and energy. -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% Population Growth Tejon Ranch sits where growth, Bay Area Central Valley Coastal Inland Empire affordability and mobility converge. * Tejon Ranch Company headquarters and 91% of the Ranch property is located in Kern County including 12 TRCC, Grapevine and Mountain Village Jobs Growth

INVESTMENT THESIS

# *A Place Where Californians Can Still Afford*

*California's housing market has priced out the middle class.*

*The median home price falls $35,000 per mile heading north on Interstate 5.*[1]

*Home ownership costs don't drop below 30% of household income until Santa Clarita, and drop to 23.4% in Kern County/Bakersfield.*

*Tejon Ranch's two primary residential communities, Grapevine and Centennial,* [2] *are well positioned to capture demand for affordable homes*

**Grapevine and Centennial Located within Affordable Residential Corridor with Housing Cost (PITI) less than 30% of Household Income**

| City | Miles from Ocean | Home Owner-ship % | Median Home Price | Median HHI | PITI | PITI % of HHI |
|---|---|---|---|---|---|---|
| Bakersfield | 110 mi | 60.2% | $410,000 | $77,397 | $18,108 | 23.4% |
| Santa Clarita | 40 mi | 72.0% | $795,000 | $119,926 | $35,113 | 29.3% |
| Encino | 15 mi | 64.0% | $1,700,000 | $103,498 | $75,083 | 72.5% |
| Santa Monica | 0 mi | 73.8% | $4,222,500 | $182,688 | $186,494 | 102.1% |

[1] Based on difference between median home prices of coastal Santa Monica ($4.2M), and Bakersfield ($410K) divided by 110 miles

[1] Mountain Village is positioned as a premium community which is not subject to the same primary housing affordability factors as Grapevine and Centennial


110 mi
82 mi
68 mi
62 mi
40 mi
15 mi
0 mi
Bakersfield
23.4%
Arvin
Tehachapi
Mojave
28 miles
12,000 units
Grapevine
Mountain Village
Centennial
19,000 units
Interstate 5 Corridor
22 miles
Palmdale
Santa Clarita
29.3%
Thousand Oaks
Encino
72.5%
Los Angeles
Santa Monica
102.1%
Miles from Ocean
PITI % of HHI

TEJON RANCH
13

Investment Framework

INVESTMENT FRAMEWORK

# *Hurdle Rates: Filtering Our Prospective Investments*

METHODOLOGY FOR CHANNELING CAPITAL TOWARD OPPORTUNITIES THAT PROVIDE COMPOUNDING VALUE FOR SHAREHOLDERS

| PRIMARY CONSIDERATIONS | SECONDARY CONSIDERATIONS |
|---|---|
| *12% Unleveraged IRR* | *13% Cash on Cash Return* |
| *7% Yield on Cost* | *18% Leveraged IRR* |
| | *1.5x Multiple* |

**EXCEPTIONS MADE FOR STRATEGIC, PIONEERING AND CATALYTIC VENTURES**

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TEJON RANCH

INVESTMENT FRAMEWORK

# *Hurdle Rates: Investment Performance Scorecard*

## THE VAST MAJORITY OF CAPITAL DEPLOYED INTO IMPLEMENTED PROJECTS HAS GENERATED RESULTS WHICH EXCEED THE HURDLE RATES, VALIDATING THE DISCIPLINE OF OUR APPROACH



Current Yield
Return on Equity
Unlev IRR
Lev IRR
Equity Multiple
Hurdle Rate Threshold
7.0%
13.0%
12.0%
18.0%
1.50
Industrial - MRC-1 JV
Industrial - MRC-2 JV
Industrial - MRC-3 JV
Industrial - MRC-4 JV
Industrial - MRC-5 JV
TA-Petro JV
Pastoria Energy Facility
TRCC Real Estate
Other Commercial Real Estate
Communications
Outlets at Tejon JV
Terra Vista Apartments
Meets Hurdle
Does Not Meet Hurdle
Not Applicable to Hurdle

Existing investments each achieve 7.0% yield, 13.0% ROE and 12.0% UIRR hurdles

Outlets at Tejon and Terra Vista Apartments carry strategic importance, create demand and drive land value premiums throughout TRCC

16

TEJON RANCH

I N V EST M EN T F R A M EW O R K Identifying Revenue Opportunities 17

INVESTMENT FRAMEWORK

# *Where Are We Going, and Why? Our Plan for the Future.*

| INCOME | GROWTH INITIATIVES | GOVERNANCE & COMMUNICATIONS | CULTURE & MINDSET |
|---|---|---|---|
| *Higher revenues, with sustainable recurring cash and lower costs* | *Honor the land and invest for long term value creation* | *Respect our shareholders and be transparent* | *Foster a cohesive atmosphere to drive performance* |

EVOLVE AND TRANSFORM WITH A LONG-TERM VISION

## *Become the premier lifestyle-oriented land company in California.*

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TEJON RANCH

Income: Operating Segments

INCOME: OPERATING SEGMENTS

# *Operating Segment Overview*

- **Commercial / Industrial:** Anchored by the Tejon Ranch Commerce Center, includes industrial, retail, and service properties that generate recurring cash flow.
- **Mineral Resources:** Consists of oil and gas royalties, water sales, and other resource revenues that provide steady income with minimal capital investment.
- **Farming Operations:** Includes almonds, pistachios, wine grapes and olives that generate positive Adjusted EBITDA and supports Tejon's long-term water strategy.
- **Ranch Operations:** Grazing, game management, and environmental stewardship programs that preserve the land, manage fire risk, and maintain habitat balance across the Ranch.
- **Resort / Residential:** Encompasses Tejon's master-planned and mixed-use communities, representing the company's largest long-term growth opportunity.


Commercial / Industrial (16% Total Assets)
Resort / Residential (54% Total Assets)
Mineral Resources (9% Total Assets)
Ranch Operations (<1% Total Assets)
Farming Operations (9% Total Assets)

Interconnectedness Enhances Value of All Segments

Note: Excludes ~10% Corporate Assets.

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TEJON RANCH

INCOME: OPERATING SEGMENTS

# *TRCC's Evolution: From Gateway to Destination*

TRCC HAS GENERATED **$110M OF CASH FLOW** FROM COMMERCIAL AND INDUSTRIAL DEVELOPMENT SINCE 2004

## UNPARALLELED LOCATION
On the I-5 corridor, proximate to the Ports of LA/Long Beach.

## WESTERN U.S. REACH
Same-day access to 54 mm people across the Western US

## UNIQUE PLATFORM
Contiguous acreage and absorption controls lets us pace supply, protect rents, and curate tenant mix.

## FOREIGN TRADE ZONE
Streamlined customs reduces delays; importers can defer, reduce or eliminate import duties/tariffs plant
PREFAB

## CONSTANT MOTION
20,000 vehicles exit I-5 daily, powering TRCC's ecosystem. 5,000 employees work at TRCC, generating commerce

## HOUSING ENERGY
Terra Vista at Tejon creates residential energy that connects people, work, and daily activity at TRCC.

## MONETIZING GROWTH
Every new development strengthens recurring revenue and expands Tejon's long-term cash engine.

21

TEJON RANCH

I N C OME: O P E RATI NG S E GMENTS TRCC: Sustained Long Term Growth TRCC IS THE TOP PRIORITY FOR ALL INVESTMENT FUNDING. WE WANT TO BUILD OUT TRCC AS FAST AS THE MARKET WILL ALLOW. Two hours from the Port of Los Angeles, Tejon enables INDUSTRIAL efficient distribution across the Western U.S. • Key Tenants: IKEA, Caterpillar, Nestlé, and Famous Footwear. • 7M SF of industrial built to date and 100% leased • Future Growth: 11.1M SF of remaining entitlement Capturing demand from the West Coast’s busiest travel RETAIL/ corridor serving 20,000 daily vehicle exits. OUTLETS Key tenants: Nike, Polo Ralph Lauren, Tommy Hilfiger, ULTA • 674,000 SF of retail built • • Future Growth: 282,000 SF Meeting the housing needs of TRCC’s workforce and Southern RESIDENTIAL Kern’s expanding economy. Terra Vista at Tejon is the company’s first residential • development 228 units delivered in 2025 • • Future Growth: 267 remaining entitled Terra Vista units 22 Land entitled for an additional 1.1mm sf of industrial space was sold to a third party

INCOME: OPERATING SEGMENTS

# TRCC Flywheel: Complementary Uses Drive Incremental Value

## THIS IS THE FOUNDATION FOR COMPOUNDING RETURNS AND FUNDING DISCIPLINED GROWTH

**Multifamily**
- Apartment use creates 24/7 community with active resident population
- Terra Vista residents drive retail traffic, restaurant demand and fuel sales
- Multifamily bed base improves marketability of industrial for prospective tenants, increasing industrial land values
- Apartment residents become feeder market to future Grapevine master planned community

**Industrial**
- Approximately 5,000 industrial employees drive multifamily absorption and future Grapevine MPC home sales
- Industrial employees drive retail and restaurant revenues
- Industrial use captures truck traffic and drives fuel sales


MULTIFAMILY
OUTLET /RETAIL
INDUSTRIAL
TRAVEL CENTER
GUESS
COACH
TA
WHEELER RIDGE EAST TRAVEL CENTER

**Hotel and Casino** uses (largely under third party ownership) also drive transient guests who consume fuel, retail goods and dining

**Outlet/Retail**
- Retail employees drive demand for apartments, increasing absorption, rental rates and land values
- Retail/outlet demand drives fuel sales
- Retail and jobs base provides momentum to Day 1 master planned community programming, increasing upfront residential absorption

**Travel Center (Fuel/Convenience Stores)**
- 100,000 vehicles per day on Interstate 5 generate significant fuel and travel center revenues
- Travel center drives commercial/restaurant and retail/outlet revenues
- Tesla charging station adjacent to Outlets drives retail traffic and sales
- Truck fuel and service improves industrial land values

23

TEJON RANCH

I N C OME: O P E RATI NG S E GMENTS TRCC Flywheel 2.0: A $600 Million Neighbor THE HARD ROCK TEJON CASINO OPENED NOVEMBER 13, 2025. TEJON RANCH IS UNIQUELY POSITIONED TO CAPTURE INCREASED ACTIVITY THROUGH ASSETS ALREADY IN PLACE: RETAIL, FUEL, AND HOSPITALITY. • Tejon Indian Tribe funded $600M • Largest private hospitality investment ever in Kern County • Will employ more than 1,000 people • Expected to draw 2 million visitors per year • 400 room hotel and 2,800- Casino Gaming Space seat Hard Rock Live concert Wynn/Encore 186,187 sf MGM Grand 171,500 sf venue planned in Phase 2 Hard Rock Tejon 150,000 sf • Co-marketing initiatives Aria 150,000 sf with Tejon Ranch Mandalay Bay 148,000 sf • Significant source of new Caesars Palace 118,000 sf Terra Vista residents Bellagio 116,000 sf 24

I N C OME : O P E RATING S E GMENTS Ancillary Businesses • Farming • Almonds • Pistachios • Wine Grapes • Olives • Ranch Operations • Cattle Grazing leases • Game Management • Filming • Mineral Resources • National Cement Company lease • Rock and aggregate leases • Water Sales Opportunities • Energy • Calpine Energy Plant lease • Oil and Gas • Solar leases • Ground Leases • Rights of Way/Easements 25

I N C OME: O P E RATI NG S E GMENTS Farming pays, protects and positions us for what’s next LAND SCARCITY FARMING FUNDS THE FUTURE California farmland acreage is shrinking while demand is Our AgWest credit facility increasing. Owning significant provides flexible, low-cost capital acreage in the nation’s most available to ag operators, and we productive agricultural region deploy it as a platform for growth. positions Tejon with a scarce and appreciating resource. THE BRIDGE WATER DEFINES VALUE State rules limiting water access Farming bridges near-term drive cost for users and earnings and long-term opportunity for rights holders. opportunity. Producing cash Through innovative projects, today while keeping the door open we’ve built a system designed to for growth and monetization provide flexibility, reliability, and when conditions align. 26 optionality.

I N C OME: O P E RATI NG S E GMENTS Farming Cash Flow Story • Farming is cyclical but generates consistently positive cash flow on Non- GAAP* basis • Positive Adjusted EBITDA* in 22 of last 23 years * • $61.3M in Adjusted EBITDA over the last ten years with 31.1% margin • Pistachios 46.3%, • Almonds 26.9% • Wine Grapes 15.4% *Adjusted Farming EBITDA before Fixed Water Obligation 27

I N C OME: O P E RATI NG S E GMENTS Farming Supports Cash Flow Potential and Stronger Balance Sheet FARMING FACILITATES LOW-COST AGRICULTURAL DEBT FACILITY Company Net Debt /Equity 1.07 1.04 • Low leverage (0.13x Net Debt / Equity) compared 0.59 to peers 0.45 0.39 0.35 Median = 0.39x 0.24 • Attractive Cost of Debt 0.13 1 at SOFR + 100 bps TRC FOR LMNR ALCO ALEX JOE HHH CTO ROBUST FARMING OPERATING RESULTS YTD Revenue through 3Q25 Adjusted EBITDA • Strong Revenue growth 2 (Before Fixed Water Obligations ) hand in hand with $6,498 Cashflow generation 4,237 +53% $4,249 +141% • Operational profitability 1,757 independent of non- controllable infrastructure costs 2024 2025 2024 2025 (TTM) 1 Net interest rate after patronage Sources; Net Debt / Equity: LSEG, Nov 2025. Adjusted EBITDA: Q3, 2025 earnings report 28 2 See reconciliation to GAAP Net Revenue on Page 54

I N C OME: O P E RATI NG S E GMENTS Ranch Operations Ranch Ops generates revenue streams to offset the costs of maintaining the 270,000 acre ranch GRAZING Approximately 256,000 acres are being used for two grazing leases. These leases not only generate revenue, but also assist with habitat management and wildfire fuel reduction/remediation. GAME MANAGEMENT Game management provides guided excursions for elk, deer, turkey and wild pig. Assists with overall management of ranch lands and species balance and provides revenue through membership dues stream. Cabin rentals drive revenue and premium experience. FILMING Ancillary activities such as filming have attracted hundreds of filming projects ranging from commercials to television to feature films. 29

I N C OME: O P E RATI NG S E GMENTS Mineral Resources MINERAL RESOURCES LEASES PROVIDE STEADY AND DIVERSIFIED INCOME WITH MINIMAL CAPITAL INVESTMENT OIL / GAS 12,015 acres currently under lease We continue to look for opportunities to grow our mineral 295 active wells (117 producing) resource revenues through expansion of leasing and encouraging new exploration MINERALS Mineral Resources Revenues 2,000 acres under lease to National Cement (Excluding Water Sales & Exploration Leases) Griffith aggregate lease totaling 244 acres $7M Royalties on 703 acre Solari mine site $6M WATER $5M 154,399 total acre-feet of water held for future use and $4M purchased water contracts $3M Total Water Held for Future Use at Cost $2M (Thousands) $45,861 +27% $1M $36,083 $0M 2016 2017 2018 2019 2020 2021 2022 2023 2024 Oil and gas Rock Aggregate Cement Reimbursables and other 2024 2025 30 Source: Company SEC Filings

I N C OME : O P E RATING S E GMENTS Tejon Ranch: The Valley’s Growth Story in Action 2025 Olive Block Planting 700,000+ SF AUTOMATED DISTRIBUTION FACILITY 31

Break

Growth: Master Planned Communities

G ROW TH: M A STER P L A N NED C O MMUNITIES The Case for the MPCs COMPANY RESPONSES INVESTOR CONCERNS Entitlements have created significant value to date with Significant capital spent to date without protective moat of value given lengthy California process and any construction uncertain timing Perception that entitlements have been Approval timeframes are within reasonable parameters unsuccessful and not valuable Company is flexible and always considering strategic Lack of clarity on future time schedule alternatives Projects are potentially dilutive to Pursuing capitalization of MPC’s through JV’s to avoid dilution shareholders Investment consideration requires customized approach for Perception that MPC funding is at the expense each community, not a blanket strategy or one size fits all of more deserving TRCC investments The economics are compelling. Delivering a high teens or Perception that go forward economics aren’t better JV return over 10 to 20 years is extremely attractive. compelling Belief that Company should sell Mountain Village Company must do a better job to provide more clarity and Centennial land and distribute dividends, about costs and timing repurchase stock and/or invest in TRCC 34

GROWTH: MASTER PLANNED COMMUNITIES

# *Master Planned Community Overview*

- 35,000 new homes (of which 15,000+ are fully entitled) and millions of square feet of commercial provide decades of runway for future cash flow generation
- Clustered along I-5, forming a unified growth corridor
- Among California's last large-scale greenfield communities with protective moat and premium value due to challenging California land use entitlements
- Leverage TRCC's infrastructure and flywheel of existing industrial/retail/multifamily uses which provide demand and employment generators to drive future residential absorption
- Three distinct market positionings allow for simultaneous development of three unique master planned communities
- Joint-venture approach to unlock value without dilution


GRAPEVINE
MOUNTAIN VILLAGE
CENTENNIAL

35
TEJON RANCH

GROWTH: MASTER PLANNED COMMUNITIES

# Grapevine

*A near-term growth catalyst that extends TRCC's ecosystem through a JV-funded first phase (Planning Area 6A), leveraging existing infrastructure to serve demand from Kern County and North Los Angeles County*

**PROJECTED DEVELOPMENT TIMELINE**

*24 Months* – ENVIRONMENTAL PERMITTING, MAPPING, MITIGATION, JV FORMATION, PERMITS
*18 Months* – FIRST HOMESITE SALES
*12 Months* – FIRST HOME DELIVERIES

| | |
|---|---|
| ***Residential*** | 12,000 UNITS |
| ***Commercial*** | 5.1MM SF |
| ***Positioning*** | PRIMARY COMMUNITY SERVING SOUTHERN KERN COUNTY AND NORTH LOS ANGELES COUNTY |



36

TEJON RANCH

GROWTH: MASTER PLANNED COMMUNITIES

# *Mountain Village*

*We intend to raise capital for Mountain Village, seeking a joint venture partner who would fund the go-forward equity*

**PROJECTED DEVELOPMENT TIMELINE**

*24 Months* – JV FORMATION
*36 Months* – FIRST HOMESITE SALES
*12 Months* – FIRST HOME DELIVERIES

| | |
|---|---|
| ***Residential*** | 3,450 UNITS + 750 HOTEL ROOMS |
| ***Commercial*** | 160,000 SF |
| ***Positioning*** | SECOND HOME LUXURY COMMUNITY + PRIMARY HOME COMMUNITY |



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TEJON RANCH

GROWTH: MASTER PLANNED COMMUNITIES

# Centennial

*This land's most viable, highest economic use is residential & commercial development as it is designated an Economic Opportunity Area by the LA County General Plan. We'll protect its value through re-entitlement to monetize a scarce Southern California housing asset.*

**PROJECTED DEVELOPMENT TIMELINE**

*36+ Months* – RE-ENTITLEMENT & TRIAL COURT

| | |
|---|---|
| ***Residential*** | 19,333 UNITS (18% AFFORDABLE) |
| ***Commercial*** | 10.1MM SF |
| ***Positioning*** | PRIMARY COMMUNITY SERVING NORTHERN LOS ANGELES COUNTY |



38

TEJON RANCH

Governance: Communication + Transparency

G O VE R NA NC E Respect Shareholders. Be Transparent. Simplify Governance. SPECIAL MEETING RIGHT BOARD SIZE Company proposing a Special Board of Directors authorized process Meeting Right with a 25% threshold to reduce board size by 2026 Annual Meeting EXECUTIVE COMMITTEE EXECUTIVE COMPENSATION Board of Directors authorized process Compensation plan redesigned for to eliminate the Executive Committee 2026 to better align with shareholders. by 2026 Annual Meeting 40

G O VE R NA NC E Communicating More Directly. Reporting More Clearly. HOSTED OUR FIRST QUARTERLY EARNINGS CALL AND INVESTOR ENGAGEMENT EVENT. COMMITTED TO PROVIDING MEANINGFUL FINANCIAL MEASURES FOR ALL SEGMENTS COMMITTED TO AN INCLUDING JOINT VENTURES. IN-PERSON/HYBRID 2026 ANNUAL MEETING WITH OPTIONAL ON-SITE TOURS OF OUR ASSETS. 41

Culture: Cohesion + Performance

C U L TU RE Fostering a cohesive atmosphere which drives performance • CAPITALIZING ON THE COMPANY’S UNIQUE ATTRIBUTES • We are hyperlocal: everything happens in one place – the Ranch, from our headquarters to our operating assets to our future opportunities • We are present: the team embraces the advantages of working in person • We have a mission: the team has unmistakable sense of purpose • FOSTERING POSITIVE MORALE • We’ve streamlined the organization to operate with sharper focus and accountability. • Our goal is to create a culture where every team member acts like an owner. • Collaboration and communication remain central to maintaining efficiency and speed. • DRIVING PERFORMANCE • Setting expectations for excellence • Critical assessment and continuous improvement • Willingness to take risks and experiment • Infuse external points of view 43

Financial Discussion

FINANCIAL DISCUSSION

# *Streamlining Operations: cutting costs, focusing on cash flow*

| *Category* | *Summary* |
|---|---|
| Staffing | $2.0 Million reduction in workforce *(20%, exclusive of CEO transition and COO vacancy)*; streamlining operations to align headcount with current priorities. |
| Legal | Transitioned CEQA counsel and shifting most Exchange Act (34 Act) work to a new firm, producing significant expected savings. |
| Audit | Renegotiated our audit engagement for a net reduction in annual costs. |
| Insurance | Competitively bidding coverage to ensure best pricing. |
| Third-Party Contracts | Reviewing every contract, tightening scopes, and optimizing spending. |
| Other / Etc. | Continuing review of all other overhead to capture incremental savings. |
| GRAND TOTAL | $3.5 Million in Annual Savings across segments and Corporate |

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F I N A N C I A L D I S C U SSI O N Redirecting Capital Toward Cash Flow, While Holding the Line on Operating Costs TRCC NOI and UJVs $50 $25 $45 $40 $20 $35 $30 $15 $25 $20 $10 $15 $10 $5 $5 $0 $0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Unconsolidated JV NOI (100%) TRCC Wholly Owned Real Estate NOI Equity in Earnings of UJV • MPCs are smaller share of investing spend with discretionary Ensuring profitable and sustainable growth for income producing assets spending having dropped to 6% of the entire real estate investing • 38% drop in discretionary spending over the past 5 years • 56% drop in total expenses YTD 46 Source: 2025 Q3 Form 10Q, 2023 & 2024 Form 10K Unconsolidated JV NOI (100%) $ in Millions $ in Millions Equity in Earnings of UJV TRCC Wholly Owned Real Estate NOI

F I N ANCIAL D I S CUSSION Translating Discipline Into Profitable Growth Adjusted EBITDA Reconciliation Adjusted EBITDA YTD Growing in Lockstep with Revenue $35.4M 7% Revenue $13.9M Growth 8% Adjusted $33.2M EBITDA Growth $12.9M Growth in Distributions of Earnings from Unconsolidated JVs YTD $2.8M 158% $1.1M Robust Segment Level Growth YTD Farming Revenue Commercial/Industrial +53% +29% Sources: 2025 Form 10Q and Reconciliations 47 (1) Adjusted EBITDA is a non-GAAP financial measure. Please refer to Appendix for additional information

F I N ANCIAL D I S CUSSION Built to Withstand Cycles, Positioned to Capture Growth Historically low leverage Ample liquidity: $89.1 Conservative leverage profile including $68.1M undrawn 11.3% Avg. Debt to total provides flexibility for future capacity on our revolving line Capitalization over the last 5 investments of credit years ($ in Thousands) YTD 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 Total Capitalization $ 580,532 $ 555,898 $ 531,038 $ 527,534 $ 509,141 $ 502,213 $ 507,282 $ 500,470 $ 496,630 $ 415,873 $ 405,346 Debt, Net of Deferred Financing Costs $ 91,942 $ 66,942 $ 47,942 $ 49,940 $ 52,630 $ 56,882 $ 61,658 $ 65,798 $ 69,820 $ 81,406 $ 74,038 Debt to Capitalization 15.8% 12.0% 9.0% 9.5% 10.3% 11.3% 12.2% 13.1% 14.1% 19.6% 18.3% Our Balance Sheet is built for the long term and is extremely conservative for a real estate platform Sources: 2023 and 2024 Form 10-K, 2025 Form 10Q and Market Based Measures 48

Key Takeaways & Highlights

AC COUNTABI LIT Y: M I L ESTONES What to expect and when 1H 2027: Q1 2026: Q3 2026: Mountain Enhanced Update on Village capital supplemental Grapevine raise process financial planning; culminates information additional TRCC reporting investments Q2 2026: Q4 2026: Board size Year-over-year reduction at cost savings fully realized Annual Shareholder Meeting 50

Key Takeaways / Highlights

# *Compelling Opportunity with Strong Investment Thesis, Discipline and Growth Trajectory*

1 **Unique Land Asset:** 270,000 contiguous acres in California and Company's strong entitlement track record create natural barriers to entry

- **20K** vehicles exit I-5 daily
- **15%** and **23%** increase in Kern County population and job growth, respectively, in 2005-2015 period

2 **Diversified, Synergistic Portfolio:** Diversified asset base with real estate, natural resources, energy and agriculture, focused on the Central Valley, California's leading growth market

- **$45M** in water held at cost
- **$62M** in Adjusted Farming EBITDA over the last ten years with **31.1%** margin

3 **Growth and Cash Flow Oriented Capital Deployment:** Strategic investments in JVs, TRCC driving cash generation and sustained growth

- **12.2% CAGR** in unconsolidated joint venture NOI over 10 years
- **$110M** of cash flows from commercial & Industrial since 2004

4 **Financial Strength and Flexibility:** Clean, flexible balance sheet supporting profitable growth and cash generation, positioned to seize new opportunities

- **$89.1M** in liquidity
- **SOFR + 100, net** Credit Facility
- **11.3%** Avg. Debt to total Capitalization over the last 5 years

5 **New Executive Leadership:** New and lean leadership team poised to take Tejon to new heights, driving execution excellence, and shareholder value

- New CEO joined TRC March 2025
- **$3.5M** overhead streamlining with **20%** staffing reduction

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Questions & Answers

Reconciliations and Additional Information

No n -G AAP Adj usted E B ITDA Reconciliat ion ($ in thousands) 2024 2023 2022 2021 Net income $2,688 $3,265 $15,810 $5,342 Net Income (loss) attributed to non-controlling interest (2) -- 2 (6) Interest, net Consolidated, interest income (2,273) (2,557) (634) (57) Our share of interest expense from unconsolidated joint ventures 6,165 4,879 2,974 1,708 Total interest, net 3,892 2,322 2,340 1,651 Income taxes 976 2,323 7,393 3,821 Depreciation and amortization Consolidated 4,885 4,806 4,628 4,594 Our share of depreciation and amortization from unconsolidated 6,753 5,418 4,618 4,639 joint ventures Total depreciation and amortization 11,638 10,224 9,246 9,233 EBITDA (Non-GAAP) 19,196 18,134 34,787 20,053 Stock compensation expense 4,182 3,252 2,877 4,271 Asset abandonment charges -- -- -- -- Adjusted EBITDA (Non-GAAP) $23,378 $21,386 $37,664 $24,324 54

No n -G AAP Adj usted E B ITDA Reconciliat ion GAAP Reconciliations Non-GAAP Reconciliations As of December 31, 2024 ($ in millions) 2024 As of December 31, 2024 ($ in millions) 2024 Debt Net Debt (GAAP) Pro Rata Share of JV Debt $111.91 TRC Debt $66.94 TRC Debt 66.94 Less: TRC Cash and Marketable Securities (53.71) Total Adjusted Debt (Non-GAAP) $178.85 Net Debt (GAAP) $13.24 Cash and Marketable Securities Net Income 2.69 Pro Rata Share of JV Cash and Marketable Securities $11.20 Net Debt/Net Income (GAAP) 4.9x TRC Cash and Marketable Securities 53.71 Total Adjusted Cash and Marketable Securities (Non- $64.91 GAAP) Net Debt (Non-GAAP) Total Adjusted Debt (Non-GAAP) $178.85 Less: Total Adjusted Cash and Marketable Securities (64.91) (Non-GAAP) Net Debt (Non-GAAP) $113.95 Adjusted EBITDA (Non-GAAP) 23.38 Net Debt/Adjusted EBITDA (Non-GAAP) 4.9x 55

No n -G AAP Adj usted E B ITDA Reconciliat ion GAAP Reconciliations – Adjusted Farming EBITDA Before Fixed Water Obligation FY 2013 –FY 2024 Cumulative ($ in millions) Total TTM Adjusted EBITDA ($ in millions) 2025 Farming revenues $208,084 Net loss (GAAP) ($1,378) Less: Farming expense (199,928) Depreciation and amortization 2,551 Farming operating income 8,156 EBITDA 1,173 Depreciation and amortization 23,300 Stock compensation expense 139 Stock compensation expense 2,365 Adjusted EBITDA 1,312 Adjusted EBITDA 33,281 Fixed Water Obligations 2,925 Fixed water obligation 27,474 Adjusted Farming EBITDA before Fixed Water Obligations $4,237 Adjusted Farming EBITDA Before Fixed Water $61,265 Obligation Actuals Adjusted EBITDA ($ in millions) 2024 Net loss (GAAP) ($3,626) Depreciation and amortization 2,319 EBITDA (1,307) Stock compensation expense 152 Adjusted EBITDA (1,155) Fixed Water Obligations 2,912 Adjusted Farming EBITDA before Fixed Water Obligations $1,757 56

A D D ITIONAL I N FO RMATION Board of Directors STEVEN A. BETTS NORMAN METCALFE, Chairman GREGORY S. BIELLI ANDREW DAKOS DENISE GAMMON ANTHONY LEGGIO JEFF MCCALL ERIC SPERON DANIEL TISCH KENNETH YEE 57

A D D ITIONAL I N FO RMATION Senior Executive Team MATTHEW WALKER HUGH F. MCMAHON ROBERT D. VELASQUEZ MICHAEL R.W. HOUSTON Executive Vice President, Senior Vice President & Senior Vice President, President & CEO Real Estate Chief Financial Officer General Counsel 58